                                                                EXHIBIT 10.5

                               FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT

    THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT ("FIRST AMENDMENT") is made as of January 31, 1997 by and among ROCKWELL MEDICAL SUPPLIES, LLC, a Michigan limited liability company d/b/a Rockwell Medical Supply (the "SUPPLY COMPANY"), ROCKWELL TRANSPORTATION, LLC, a Michigan limited liability company (the "TRANSPORTATION COMPANY" and, together with the Supply Company, the "SELLERS"), T.K. INVESTMENT COMPANY, a Michigan partnership, which is owned equally by the family partnerships, CHILAKAPTI FAMILY LIMITED PARTNERSHIP, THAVARAJAH FAMILY LIMITED PARTNERSHIP (the "FAMILY PARTNERSHIPS"), the respective general partners of which are VIJAY KUMAR CHILAKAPTI, M.D. and KRISHNAPILLAI
THAVARAJAH, M.D. and ROBERT L. CHIOINI, (T.K. INVESTMENT COMPANY, THE FAMILY PARTNERSHIPS, VIJAY KUMAR CHILAKAPTI, M.D., KRISHNAPILLAI THAVARAJAH, M.D. and ROBERT L. CHIOINI are hereinafter referred to individually as a "MEMBER" and jointly and severally as the "MEMBERS"), and ACQUISITION PARTNERS, INC., a Michigan corporation ("BUYER").

                                    RECITALS

     A. On November 1, 1996, the Sellers, the Members and Buyer entered into an Asset Purchase Agreement (the "PURCHASE AGREEMENT") pursuant to which Buyer agreed to purchase and the Sellers agreed to sell substantially all of the Sellers' assets upon the terms and conditions set forth in the Purchase Agreement.

     B. The parties to the Purchase Agreement believe it is in their respective best interests and desire to amend the terms and conditions of the Purchase Agreement as set forth in this First Amendment.

     THEREFORE, the parties agree as follows:

1. Amendment to Section 1.2.1. Section 1.2.1 of the Agreement is hereby amended by the deletion of the defined term (the "CASH AMOUNT") in the second line of Section 1.2.1(b) and replacement of such term with the defined term (the "PAYMENT AMOUNT").

2. Amendment to Section 1.2.2. Section 1.2.2 of the Purchase Agreement is hereby amended by the deletion of Section 1.2.2 in its entirety and by the replacement of Section 1.2.2 with the following:

          "1.2.2   Payment of the Purchase Price.  At the Closing, the Purchase
Price for the Purchased Assets shall be paid as follows:

          (a) Buyer shall pay to the Supply Company an aggregate of $150,000 in cash (the "CASH AMOUNT"),

          (b) Buyer shall pay to NBD Bank ("NBD") on behalf of the Supply Company $376,976.56 in cash (the "NBD AMOUNT"), which represents that amount which will be outstanding to NBD by the Supply Company under loan #0037028 made by NBD to Supply Company, and

          (c) Buyer shall pay the remainder of the Purchase Price by delivery to the Supply Company of a 8.5% promissory note (the "NOTE") having a principal face amount equal to the Remaining Balance (as defined below) and providing for repayment in full of the principal amount plus all accrued interest on July 31, 1997 (the "MATURITY DATE"), in the form attached as
     Exhibit 1.2.2(c)I; provided, however, that the Note shall be subject to prepayment in accordance with Section 6.2 below. The obligations of Buyer under the Note shall be secured by a pledge of all of the shares of capital stock of Buyer (the "PLEDGED STOCK") owned by Gary D. Lewis ("MR. LEWIS"), Michael J. Xirinachs ("MR. XIRINACHS") and Robert L. Chioini ("MR. CHIOINI"), pursuant to a share pledge and escrow agreement in the form attached as Exhibit 1.2.2(c)II to this Agreement (the "PLEDGE AGREEMENT"). For purposes of this Agreement, the "REMAINING BALANCE" shall mean an amount calculated as follows: the Payment Amount, less the Cash Amount and less the NBD Amount."

3. Amendment to Section 1.2.3. Section 1.2.3 of the Agreement is hereby amended by the deletion of "$150,000" in the third line of such Section and the replacement of such deleted number with "$300,000" and by deletion of "Cash Amount" in the seventh, eighth and eleventh lines of such Section and the replacement of such deleted language with "Payment Amount". In addition, the following sentence shall be inserted between the first and second sentences of
Section 1.2.3: "Any amount contributed to the Sellers pursuant to the preceding sentence shall bear interest at the rate of 8.5% per annum from the date of contribution through the Closing Date."

4. Amendment to Section 1.4. Section 1.4 of the Agreement is hereby amended by the deletion of "December 16, 1996" in the third line of such Section and the replacement of such deleted language with "February 4, 1997".

5. Amendment to Section 2.1.6. Section 2.1.6 of the Agreement is hereby amended by the deletion of Section 2.1.6(a) of the Agreement in its entirety.
Section 2.1.6(b) of the Agreement is hereby amended by renumbering such Section as "Section 2.1.6(a)", by the deletion of "September 30, 1996" in the second line of such Section and the replacement of such deleted language with "October 31, 1996" and by the deletion of "nine" in the third and sixth lines of such Section and the replacement of such deleted language with "ten".

6. Deletion of References to "Financial Statements". The Agreement is hereby amended by the deletion of the following: the language "the Financial Statements and" in the twelfth line of Section 2.1.15(a) and in the seventh and eighth lines of Section 2.1.17(c); and the language "the Financial Statements," in the third line of Section 2.1.27

7. Amendments to Change References. The Agreement is hereby amended by changing all references in the Agreement to "September 30, 1996" to the date "October 31, 1996".

8. Amendment to Section 3.1.9. Section 3.1.9 of the Agreement is hereby amended by the addition of the following proviso to the end of the first sentence of such Section: ";provided, however, that Buyer shall be responsible for obtaining the consent of the landlord under the Lease to the assignment of the Lease to Buyer at the Closing."

9. Amendment to Section 4.1.1. Section 4.1.1 of the Agreement is hereby amended by the deletion of "Cash Amount" in the second line of such Section and the replacement of such deleted language with "Payment Amount".

10. Amendment to Section 4.1.6. Section 4.1.6 of the Agreement is hereby amended by the addition of the following exception to the end of such Section:
", except for the consent of the landlord under the Lease, which is the responsibility of Buyer to obtain."

11. Amendment to Section 4.2. Section 4.2 of the Agreement is hereby amended by the addition of the following sub-Sections to such Section:

          "4.2.6 Consent to Assign Lease and Release of Guaranty. Buyer shall have obtained the consent of the landlord under the Lease to the assignment of the Lease from Supply Company to Buyer upon consummation of the transactions contemplated by this Agreement. Buyer also shall have obtained the termination and release by the landlord of the guaranty pursuant to which certain of the members have guaranteed the obligations of Supply Company under the Lease.

          4.2.7 Pledge Agreement. The Pledge Agreement shall have been executed and delivered by Mr. Lewis, Mr. Xirinachs and Mr. Chioini."

12. Amendment to Section 5.6(a). Section 5.6(a) of the Agreement is hereby amended by the deletion of "Cash Amount" in the third line of Section 5.6(a) and the replacement of such deleted language with "Payment Amount".

13. Amendment to Section 6. Section 6 of the Agreement is hereby amended by the addition of the following sub-Sections to such Section:

     "6.2 Prepayment of the Note. Buyer shall make mandatory prepayments of the Note on a monthly basis from the Closing Date through the Maturity Date determined as follows:

          (a) Buyer shall pay 50% of the net cash proceeds (after deducting all fees and expenses incurred in generating such cash proceeds) of all issuances of capital stock of Buyer received by Buyer (the "SUBSCRIPTION PAYMENTS") during the period from the Closing Date through the Maturity Date (the "PREPAYMENT PERIOD").

          (b) Mr. Lewis shall provide to the legal counsel of the Sellers, within five days of the beginning of each calendar month during the Prepayment Period, a notarized affidavit certifying as to the amount of Subscription Payments received by Buyer during the preceding calendar month, or such portion of a calendar month in cases when only a portion of the calendar month was within the Prepayment Period. If such affidavit indicates that Subscription Payments were received by Buyer during the preceding calendar month, Buyer shall make its required prepayment of the Note pursuant to Section 6.2(a) above, by delivery of a check to the Escrow Agent (as defined in the Pledge Agreement) concurrently with the delivery of the affidavit. The Escrow Agent will remit such payment to the Supply Company and release certain of the Pledge Stock to the pledgors thereof, in accordance with the Escrow Agreement.

     6.3 Post-Closing Employee Salaries. Upon consummation of the Closing and during the Prepayment Period, Buyer shall not (a) increase the consulting fee payable to Wall Street Partners, Inc., a Michigan corporation, in excess of $25,000 per month, or (b) increase the compensation of any current employee of Buyer in excess of such employee's compensation level existing on the Closing Date, except that Buyer may increase the compensation payable to Donald Donald and Ruth Homsher by up to $5,000 per year per such employee.

     6.4 Access to Books and Records. Beginning July 1, 1997 and continuing through the expiration of the Election Period (as defined in the Pledge Agreement), the Supply Company and its representatives and agents, at reasonable times and upon reasonable notice to Buyer and at no cost to Buyer, shall have access to the books and records of Buyer for the purpose of ascertaining Buyer's financial condition".

14. The Purchase Agreement. The term "Agreement" as used in the Purchase Agreement shall hereafter mean the Purchase Agreement as amended by this First Amendment and shall continue in full force and effect in accordance with the terms thereof and hereof. The Exhibits referenced in this First Amendment which were not a part of the Agreement when originally executed are attached to this First Amendment and shall be deemed a part of the Agreement. In the event of any inconsistency or conflict between this First Amendment and the Purchase Agreement, the terms and provisions of this First Amendment shall govern.

15. Governing Law and Forum. This First Amendment shall be governed by the laws of the State of Michigan (regardless of the laws that might otherwise govern under applicable Michigan principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies. Each of the parties consents to be subject to personal jurisdiction of the courts of Michigan, including the federal courts of Michigan, which shall be the sole and exclusive forum for the resolution of all disputes under this First Amendment.

16. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This First Amendment amy be executed by facsimile signatures.

          IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date set forth in the introductory paragraph of this First Amendment.


                 BUYER:            ROCKWELL MEDICAL TECHNOLOGIES, INC.
                                   (f/k/a Acquisition Partners, Inc.)

                                   By:  /s/ Gary D. Lewis
                                      -------------------------------------

                                            Its:  President
                                                ---------------------------

                 SELLERS:          ROCKWELL MEDICAL SUPPLIES, LLC

                                   By:  /s/ Robert L. Chioini
                                      -------------------------------------
                                         ROBERT L. CHIOINI, Member

                                   By:  T. K. INVESTMENT COMPANY, Member

                                         By:   CHILAKAPTI FAMILY LIMITED
                                                PARTNERSHIP


                                                By: /s/ Vijay Kumar Chilakapati
                                                   ----------------------------

                                                     Its: General Partner
                                                         ----------------------

                                           By: THAVARAJAH FAMILY LIMITED
                                                PARTNERSHIP


                                                By: /s/ Krishnapillai Thavarajah
                                                   ----------------------------

                                                      Its: General Partner
                                                          ---------------------


(Signatures continued on next page.)

(Signatures continued from previous page.)
                                  ROCKWELL TRANSPORTATION, LLC

                                  By:    CHILAKAPTI FAMILY LIMITED
                                            PARTNERSHIP, Member

                                         By: /s/ Vijay Kumar Chilakapati
                                             --------------------------------
                                             Its: General Partner
                                             ----------------------

                                  By:    THAVARAJAH FAMILY LIMITED
                                            PARTNERSHIP, Member

                                         By: /s/ Krishnapillai Thavarajah
                                             ---------------------------------
                                             Its: General Partner
                                             -----------------------


                 THE MEMBERS:            /s/ Vijay Kumar Chilakapati,
                                         ---------------------------------
                                             VIJAY KUMAR CHILAKAPTI, M.D.

                                         /s/  Krishnapillai Thavarajah
                                              ---------------------------------
                                              KRISHNAPILLAI THAVARAJAH, M.D.

                                         /s/    Robert L. Chioini
                                         ---------------------------------
                                                ROBERT L. CHIOINI

                                         T. K. INVESTMENT COMPANY

                                         By:      CHILAKAPTI FAMILY LIMITED
                                                   PARTNERSHIP, Member


                                         By: /s/ Vijay Kumar Chilakapati
                                             ----------------------------------
                                             Its: General Partner
                                             --------------------

                                         By:    THAVARAJAH FAMILY LIMITED
                                                   PARTNERSHIP, Member

                                         By: /s/ Krishnapillai Thavarajah
                                             ----------------------------------
                                             Its: General Partner
                                             --------------------